EXHIBIT 10

            THIRD AMENDMENT TO LETTER LOAN AGREEMENT

     This THIRD AMENDMENT TO LETTER LOAN AGREEMENT (this "Amendment"), made and entered into as of November 27, 1998, is by and between Ault Incorporated, a corporation organized under the laws of the State of Minnesota (the "Borrower"), and U.S. Bank National Association, formerly known as First Bank National Association, a national banking association (the "Lender").

                            RECITALS

     1. The Lender and the Borrower entered into a Letter Loan Agreement dated as of February 25, 1997, as amended by a First Amendment to Letter Loan Agreement, and a Second Amendment to Letter Loan Agreement (as amended, the "Credit Agreement"); and

     2. The Borrower desires to amend certain provisions of the Credit Agreement, and the Lender has agreed to make such amendments, subject to the terms and conditions set forth in this Amendment.

                            AGREEMENT

     NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby covenant and agree to be bound as follows:

     Section 1. Capitalized Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement, unless the context shall otherwise require.

     Section 2. Amendments. The Credit Agreement is hereby amended as follows:

          2.1 Introductory paragraph: The introductory paragraph of the Credit Agreement is amended to read in its entirety as follows:

          U.S. Bank National Association (the "Lender") agrees to make (i) revolving advances ("Advances") to Ault Incorporated (the "Borrower"), in an aggregate amount outstanding from time to time of up to the lesser of $4,000,000 or the Borrowing Base (defined below), from the date of the Third Amendment to this Agreement (the "Third Amendment") until October 1, 1999 under a promissory note dated the date of the Third Amendment (as the same may hereafter be amended, restated, extended, renewed or otherwise modified from time to time, the "Revolving Note"),
     (ii) two term loans of up to $300,000 each, (each an "Existing Term Loan") (the Existing Term Loans were funded prior to the date of the Third Amendment), and (iii) in its sole and absolute discretion and without any commitment to do so, one or more new term loans (each a "New Term Loan") or up to $400,000 in the aggregate (the Existing Term Loans and the New Term Loans, if any, are all "Term Loans" and each is a Term Loan). Each Term Loan is or shall be evidenced by a term note dated the date of such Term Loan (as the same may hereafter be amended, restated, or otherwise modified from time to time, each a "Term Note") (the Revolving Note, each Term Note and all other notes from the Borrower to the Lender are collectively the "Notes"). Advances and Term Loans will be made upon the following terms and subject to the following conditions:

          2.2 Nonuse fee. The following new paragraph 1(c) is added to the Credit Agreement:

          (c) Nonuse fee. The Borrower will pay to the Lender a nonuse fee equal to one quarter of one percent of the amount by which $4,000,000 exceeds the average daily outstanding principal balance of the Advances from the date of the Third Amendment until the maturity of the Revolving Note. Such nonuse fee shall be payable on a semi-annual basis on June 1 and December 1 of each year, and on the maturity date of the Revolving Note.

          2.3 Discretionary Term Loans. The following two sentences are added at the end of paragraph 7 of the Credit
     Agreement, after paragraph 7 (b):

     SATISFACTION OF THE CONDITIONS OF THIS PARAGRAPH 7 DOES NOT
     IN ANY WAY ALTER THE DISCRETIONARY NATURE OF THE TERM LOANS.
     THE LENDER IS UNDER NO OBLIGATION TO MAKE ANY TERM LOAN.

          2.4 Revolving Note. The Revolving Note in the form of Exhibit A hereto is substituted as the Revolving Note under the Credit Agreement. Each reference to the Revolving Note in the Credit Agreement shall be deemed a reference to the Revolving Note in the form of Exhibit A attached hereto.

     Section 3. Effectiveness of Amendments. The amendments contained in this Amendment shall become effective upon delivery by the Borrower of, and compliance by the Borrower with, the following:

          3.1 This Amendment and the Revolving Note in the form of Exhibit A hereto (the "New Revolving Note"), each duly executed by the Borrower.

          3.2 A copy of the resolutions of the Board of Directors of the Borrower authorizing the execution, delivery and performance of this Amendment and the New Revolving Note certified as true and accurate by its Secretary or Assistant Secretary, along with a certification by such Secretary or Assistant Secretary (i) certifying that there has been no amendment to the Articles of Incorporation or Bylaws of the Borrower since true and accurate copies of the same were last delivered to the Lender, and (ii) identifying each officer of the Borrower authorized to execute this Amendment, the New Revolving Note and any other instrument or agreement executed by the Borrower in connection with this Amendment (collectively, the "Amendment Documents"), and certifying as to specimens of such officer's signature and such officer's incumbency in such offices as such officer holds.

          3.3 The Borrower shall have satisfied such other conditions as specified by the Lender, including payment of all unpaid legal fees and expenses incurred by the Lender through the date of this Amendment in connection with the Credit Agreement and the Amendment Documents.

     Section 4.  Representations, Warranties, Authority, No
     Adverse Claim.

     4.1 Reassertion of Representations and Warranties, No Default. The Borrower hereby represents that on and as of the date hereof and after giving effect to this Amendment (a) all of the representations and warranties contained in the Credit Agreement are true, correct and complete in all respects as of the date hereof as though made on and as of such date, except for changes permitted by the terms of the Credit Agreement, and (b) there will exist no Event of Default under the Credit Agreement as amended by this Amendment on such date which has not been waived by the Lender.

     4.2 Authority, No Conflict, No Consent Required. The Borrower represents and warrants that the Borrower has the power and legal right and authority to enter into the Amendment Documents and has duly authorized as appropriate the execution and delivery of the Amendment Documents and other agreements and documents executed and delivered by the Borrower in connection herewith or therewith by proper corporate, and none of the Amendment Documents nor the agreements contained herein or therein contravene or constitute a default under any agreement, instrument or indenture to which the Borrower is a party or a signatory or a provision of the Borrower's Articles of Incorporation, Bylaws or any other agreement or requirement of law, or result in the imposition of any lien on any of its property under any agreement binding on or applicable to the Borrower or any of its property except, if any, in favor of the Lender. The Borrower represents and warrants that no consent, approval or authorization of or registration or declaration with any person, including but not limited to any governmental authority, is required in connection with the execution and delivery by the Borrower or the Amendment Documents or other agreements and documents executed and delivered by the Borrower in connection therewith or the performance of obligations of the Borrower therein described, except for those which the Borrower has obtained or provided and as to which the Borrower has delivered certified copies of documents evidencing each such action to the Lender.

     4.3 No Adverse Claim. The Borrower warrants, acknowledges and agrees that no events have been taken place and no circumstances exist at the date hereof which would give the Borrower a basis to assert a defense, offset or counterclaim to any claim of the Lender with respect to the Borrower's obligations under the Credit Agreement as amended by this Amendment.

     Section 5. Affirmation of Credit Agreement, Further References, Affirmation of Security Interest. The Lender and the Borrower each acknowledge and affirm that the Credit Agreement, as hereby amended, is hereby ratified and confirmed in all respects and all terms, conditions and provisions of the Credit Agreement, except as amended by this Amendment, shall remain unmodified and in full force and effect. All references in any document or instrument to the Credit Agreement are hereby amended and shall refer to the Credit Agreement as amended by this Amendment. The Borrower confirms to the Lender that the Borrower's obligations under the Credit Agreement, as amended by this Amendment are and continue to be secured by the security interest granted by the Borrower in favor of the Lender under that certain security agreement dated as of February 25, 1997, and made by the Borrower in favor of the Lender, and all of the terms, conditions, provisions, agreements, requirements, promises, obligations, duties, covenants and representations of the Borrower under such documents and any and all other documents and agreements entered into with respect to the obligations under the Credit Agreement are incorporated herein by reference and are hereby ratified and affirmed in all respects by the Borrower.

     Section 6.  Merger and Integration, Superseding Effect.
This Amendment, from and after the date hereof, embodies the entire agreement and understanding between the parties hereto and supersedes and has merged into this Amendment all prior oral and written agreements on the same subjects by and between the parties hereto with the effect that this Amendment, shall control with respect to the specific subjects hereof and thereof.

     Section 7. Severability. Whenever possible, each provision of this Amendment and the other Amendment Documents and any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be interpreted in such manner as to be effective, valid and enforceable under the applicable law of any jurisdiction, but, if any provision of this Amendment, the other Amendment Documents or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be held to be prohibited, invalid or unenforceable under the applicable law, such provision shall be ineffective in such jurisdiction only to the extent of such prohibition, invalidity or unenforceability, without invalidating or rendering unenforceable the remainder of such provision or the remaining provisions of this Amendment, the other Amendment Documents or any other statement, instrument or transaction, contemplated hereby or thereby or relating hereto or thereto in such jurisdiction, or affecting the effectiveness, validity or enforceability of such provision in any other jurisdiction.

     Section 8. Successors. The Amendment Documents shall be binding upon the Borrower and the Lender and their respective successors and assigns, and shall inure to the benefit of the Borrower and the Lender and the successors and assigns of the Lender.

     Section 9. Legal Expenses. The Borrower agrees to reimburse the Lender, upon execution of this Amendment, for all reasonable out-of-pocket expenses (including attorneys' fees and legal expenses of Dorsey & Whitney LLP, counsel for the Lender)incurred in connection with the Credit Agreement, including in connection with the negotiation, preparation and execution of the Amendment Documents and all other documents negotiated, prepared and executed in connection with the Amendment Documents, and in enforcing the obligations of the Borrower under the Amendment Documents, and to pay and save the Lender harmless from all liability for, any stamp or other taxes which may be payable with respect to the execution or delivery of the Amendment Documents, which obligations of the Borrower shall survive any termination of the Credit Agreement.

     Section 10. Headings. The headings of various sections of this Amendment have been inserted for reference only and shall not be deemed to be a part of this Amendment.

     Section 11. Counterparts. The Amendment Documents may be executed in several counterparts as deemed necessary or convenient, each of which, when so executed, shall be deemed an original, provided that all such counterparts shall be regarded as one and the same document, and either party to the Amendment Documents may execute any such agreement by executing a counterpart of such agreement.

     Section 12. Governing Law. THE AMENDMENT DOCUMENTS SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAW PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS, THEIR HOLDING COMPANIES AND THEIR AFFILIATES.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date and year first above written.

BORROWER:                          AULT INCORPORATED

                                   By:

                                   Title:


LENDER:                            U.S. BANK NATIONAL ASSOCIATION

                                   By:

                                   Title: